                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                CONTACT:   MICHAEL BURKE
NASDAQ: IMGC                                                    EXEC. VP & CFO
                                                     CONTACT:   CATHY YUDZEVICH
                                                                IR MANAGER
                                                                (518) 782-1122


              INTERMAGNETICS REPORTS STRONG Q1 REVENUE, NET INCOME

                o HIGH-FIELD OPEN MRI MAGNETS COMMENCE SHIPMENT
                o MEDICAL DEVICES REVENUES EXCEED FORECAST
                o FY 2006 GUIDANCE REAFFIRMED


LATHAM, NY, SEPTEMBER 28, 2005--Intermagnetics General Corporation (NASDAQ:
IMGC), today reported the first-quarter normalized net income from operations climbed to $6.1 million, or $0.21 per diluted share, from $4.3 million, or $0.16 per diluted share, a year earlier. Reported net income increased to $5.1 million, or $0.18 per diluted share, from $3.4 million or $0.13 per diluted share. Revenues for the quarter ended August 28, 2005, rose to just over $71 million from $51.5 million.

"All operating segments delivered exceptionally strong revenues during the quarter," said Glenn H. Epstein, chairman and chief executive officer. "As previously forecast, gross margins declined slightly due to introductory batches of a key new MRI segment product line. Stronger than anticipated demand of OEM channel products at contract volume pricing within the Medical Devices Segment was also a factor. We continue to expect margins to strengthen in the second half of our fiscal year and reaffirm our forecast of sales growth in excess of 15 percent and earnings growth in excess of 20 percent for fiscal 2006 versus normalized continuing operations last year."

CONFERENCE CALL TOMORROW

The company will discuss its first-quarter results, as well as other developments during a conference call Thursday, September 29, beginning at 11 a.m. EDT. The call will be broadcast live and archived over the Internet through the company's web site www.intermagnetics.com under the Investor Relations section. The domestic dial-in number for the live call is (877) 407-8037. The international dial-in number is (201) 689-8037. No conference code is required for the live call. The company will also make available a digital replay beginning September 29, 2005 at 2 p.m. EDT through midnight October 8, 2005, by dialing (201) 612-7415, account number 249, and requesting conference 168334.


                                     -More-

Intermagnetics (www.intermagnetics.com) draws on the financial strength, operational excellence and technical leadership in the market of Magnetic Resonance Imaging (MRI) as well as its expanding businesses within Medical Devices that encompass Invivo Diagnostic Imaging (focusing on MRI components & imaging sub-systems) and Invivo Patient Care (focusing on monitoring & other patient care devices). Intermagnetics is also a prominent participant in superconducting applications for Energy Technology. The company has a more than 30-year history as a successful developer, manufacturer and marketer of superconducting materials, high-field magnets, medical systems & components and other specialized high-value added devices.

SAFE HARBOR STATEMENT: The statements contained in this press release that are not historical fact are "forward-looking statements" which involve various important assumptions, risks, uncertainties and other factors. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain and are subject to risks, including but not limited to: the company's ability to meet the performance, quality and price requirements of our customers, develop new products and maintain gross margin levels through continued production cost reductions and manufacturing efficiencies; the ability of the company's largest customer to maintain and grow its share of the market for MRI systems; and the company's ability to invest sufficient resources in and obtain third-party funding for its HTS development efforts and avoid the potential adverse impact of competitive emerging patents; as well as other risks and uncertainties set forth herein and in the company's Annual Report on Forms 10-K and 10-Q. The company has provided supplemental non-GAAP financial tables to provide shareholders and prospective shareholders additional information to understand the company's normalized quarterly operations. These tables contain certain estimated pro-forma calculations that we believe provide helpful information regarding our operations. Except for the company's continuing obligation to disclose material information under federal securities law, the company is not obligated to update its forward-looking statements even though situations may change in the future. The company qualifies all of its forward-looking statements by these cautionary statements.


                                - Tables Follow -

                       INTERMAGNETICS GENERAL CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollars in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                    Three Months Ended
                                                             -------------------------------
                                                              August 28,         August 29,
                                                                 2005               2004
                                                             ------------       ------------
Revenues                                                     $     71,016       $     51,524

Cost of revenues                                                   39,870             28,408
                                                             ------------       ------------

Gross margin                                                       31,146             23,116

Product research and development                                    7,336              4,959
Selling, general and administrative:
    Stock based compensation                                        2,076              1,127
    Other selling, general and administrative                      12,707             10,680
Amortization of intangible assets                                   1,397              1,384
                                                             ------------       ------------
                                                                   23,516             18,150
                                                             ------------       ------------

Operating income                                                    7,630              4,966
Interest and other income                                             154                201
Interest and other expense                                           (646)            (1,012)
Gain on litigation settlement                                         600
Adjustment to gain on prior period sale of division                                    1,094
                                                             ------------       ------------
  Income from continuing operations before income taxes             7,738              5,249
Provision for income taxes                                          2,654              1,822
                                                             ------------       ------------

INCOME FROM CONTINUING OPERATIONS                                   5,084              3,427

Discontinued operations:
  Income from operations of discontinued subsidiary                                    2,886
  Provision for income taxes                                                           1,001
                                                             ------------       ------------
  INCOME FROM DISCONTINUED OPERATIONS                                   -              1,885
                                                             ------------       ------------

NET INCOME                                                   $      5,084       $      5,312
                                                             ============       ============

Basic Net Income per Common Share:
  Continuing operations                                      $       0.18       $       0.13
  Discontinued operations                                                               0.07
                                                             ------------       ------------

  Basic Net Income per Common Share                          $       0.18       $       0.20
                                                             ============       ============

Diluted Net Income per Common Share:
  Continuing operations                                      $       0.18       $       0.13
  Discontinued operations                                                               0.07
                                                             ------------       ------------

  Diluted Net Income per Common Share                        $       0.18       $       0.20
                                                             ============       ============

Shares:
  Basic                                                        28,143,685         26,689,907
                                                             ============       ============
  Diluted                                                      28,661,843         27,237,577
                                                             ============       ============

                       INTERMAGNETICS GENERAL CORPORATION
                      RECONCILING STATEMENTS OF OPERATIONS
                 (Dollars in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                    Three Months Ended
                                                             -------------------------------
Normalized Operations without Acquisition,                     August 28,         August 29,
      Integration, Sale and Non-cash items:                       2005               2004
                                                             ------------       ------------

Revenues                                                     $     71,016       $     51,524

Cost of revenues                                                   39,870             28,270
                                                             ------------       ------------

Gross margin                                                       31,146             23,254

Product research and development                                    7,336              4,941
Selling, general and administrative                                12,707             10,318
Amortization of intangible assets                                   1,397              1,384
                                                             ------------       ------------
                                                                   21,440             16,643
                                                             ------------       ------------

Operating income                                                    9,706              6,611
Interest and other income                                             154                201
Interest and other expense                                           (646)              (575)
Adjustment to gain on prior period sale of division
                                                             ------------       ------------
  Income from continuing operations before income taxes             9,214              6,237
Provision for income taxes                                          3,160              1,894
                                                             ------------       ------------

INCOME FROM CONTINUING OPERATIONS                            $      6,054       $      4,343
                                                             ============       ============

Earnings per Common Share:
  Basic                                                      $       0.22       $       0.16
                                                             ============       ============
  Diluted                                                    $       0.21       $       0.16
                                                             ============       ============

Shares:
  Basic                                                        28,143,685         26,689,907
                                                             ============       ============
  Diluted                                                      28,661,843         27,237,577
                                                             ============       ============
                                                                   Three Months Ended
                                                             -------------------------------
                                                              August 28,         August 29,
Reconciliation of Financial Statements to GAAP Equivalent:       2005               2004
                                                             ------------       ------------

Pro-forma net income                                              $ 6,054            $ 4,343
Stock based compensation                                           (2,076)            (1,127)
Gain on litigation settlement                                         600
Acquisition and integration related charges                                             (518)
Interest burden                                                                         (437)
Adjustment to gain on prior period sale of division                                    1,094
Provision for taxes relating to pro-forma adjustments                 506                 72
Income from discontinued operations                                                    1,885
                                                             ------------       ------------
As Reported Net Income                                            $ 5,084            $ 5,312
                                                             ============       ============


* This table is included to provide shareholders' and prospective shareholders' additional information to understand the Company's normalized quarterly and annual performance.

                       INTERMAGNETICS GENERAL CORPORATION
                      Condensed Consolidated Balance Sheets
                             (Dollars in Thousands)
                                   (Unaudited)

                                                     August 28,     May 29,
                                                        2005         2005
                                                      --------      --------
ASSETS
CURRENT ASSETS
  Cash and short-term investments                     $  5,014      $  6,970
 Trade accounts receivable                              64,407        60,682
  Costs and estimated earnings in
     excess of billings on uncompleted contracts           790           718
  Inventories                                           50,648        40,265
  Prepaid expenses and other                            13,126        13,003
                                                      --------      --------

  TOTAL CURRENT ASSETS                                 133,985       121,638

PROPERTY, PLANT AND EQUIPMENT, net                      44,259        42,974

GOODWILL, INTANGIBLE AND OTHER ASSETS                  224,055       225,036
                                                      --------      --------
                                                      $402,299      $389,648
                                                      ========      ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Current portion of long-term debt                   $ 22,611      $ 12,404
  Accounts payable                                      21,101        22,136
  Salaries, wages and related items                     18,481        16,029
  Customer advances and deposits                         1,321         1,951
  Product warranty reserve                               3,973         4,073
  Income tax payable                                     2,831         3,305
  Other liabilities and accrued expenses                 8,654        10,189
                                                      --------      --------
TOTAL CURRENT LIABILITIES                               78,972        70,087

LONG-TERM DEBT,  less current portion                   18,596        19,885
NOTE PAYABLE                                             5,000         5,000
DEFERRED INCOME TAXES                                   19,782        19,618
DERIVATIVE LIABILITY                                        22            52

SHAREHOLDERS' EQUITY                                   279,927       275,006
                                                      --------      --------
                                                      $402,299      $389,648
                                                      ========      ========

                                INTERMAGNETICS GENERAL CORPORATION

SUMMARY OF PERFORMANCE AGAINST GOALS
                                                                            Three Months Ended
                                                            ------------------------------------------------
                                                            August 28, 2005   August 29, 2004        Goal
                                                            ---------------   ---------------  -------------
Gross Margin (1)                                                 44%                45%               45%
Operating Income:
  Percent of Sales (1)                                           14%                13%               15%
  Percent of Net Operating Assets (1) (2)                        40%                49%               50%
Return on Equity (1) (2)                                          9%                 8%               15%
Working Capital Efficiency (Working
   capital, less cash divided by net sales) (1) (2)              17%                14%               15%

(1) Based on normalized data; (2) Based on annualized data

             SEGMENT DATA
                                                                 Three Months Ended
                                        --------------------------------------------------------------------
                                                                   August 28, 2005
                                        --------------------------------------------------------------------
(Dollars in Thousands)                  Magnetic Resonance     Medical            Energy
                                             Imaging           Devices          Technology            Total
                                        ------------------     --------         ----------          --------
Net revenues to external customers:
  Magnet systems                             $ 28,115                                               $ 28,115
  Patient Monitors & RF Coils                                  $ 39,866                               39,866
  Other                                                                          $  3,035              3,035
                                             --------          --------          --------           --------
          Total                                28,115            39,866             3,035             71,016

Segment operating income (loss)                 6,804             4,647            (1,745)             9,706

Total assets                                 $131,007          $258,687          $ 12,605           $402,299
                                                                   August 29, 2004
                                        --------------------------------------------------------------------
                                        Magnetic Resonance     Medical            Energy
                                             Imaging           Devices          Technology            Total
                                        ------------------     --------         ----------          --------
Net revenues to external customers:
  Magnet systems                             $ 24,103                                               $ 24,103
  Patient Monitors & RF Coils                                  $ 25,871                               25,871
  Other                                                                          $  1,550              1,550
                                             --------          --------          --------           --------
          Total                                24,103            25,871             1,550             51,524

Segment operating income (loss)                 4,362             4,351            (2,102)             6,611

Total assets                                 $135,318          $234,131          $ 10,099           $379,548

                                                                                      Three Months Ended
                                                                               --------------------------------
                                                                               August 28, 2005  August 29, 2004
                                                                               ---------------  ---------------
Reconciliation of income before income taxes:
Operating income from reportable segments                                         $ 9,706            $ 6,611
Non-cash stock based compensation                                                  (2,076)            (1,127)
Acquisition and integration related items                                                               (518)
                                                                                  -------            -------
Net Operating Profit                                                                7,630              4,966

Interest and other income                                                             154                201
Interest and other expense                                                           (646)            (1,012)
Gain on litigation settlement                                                         600
Adjustment to gain on prior period sale of division                                                    1,094
                                                                                  -------            -------
Income before income taxes                                                        $ 7,738            $ 5,249
                                                                                  =======            =======

Reconciliation of Metrics to GAAP Equivalent:
                                                                             Three Months Ended
                                                                               August 28, 2005
                                                                ----------------------------------------------
                                                                                  Operating
                                                                                 Income as a
                                                                  Gross          Percent of         Return on
                                                                  Margin            Sales             Equity
                                                                ----------       -----------        ---------
As Reported GAAP Equivalent                                         44%               11%                 7%
Effect of non-cash related charges and
  and gain on litigation settlement                                                    3%                 1%
Effect of averaging                                                                                       1%
                                                                ----------      -----------        ---------
Pro-forma metrics                                                   44%               14%                 9%
                                                                             Three Months Ended
                                                                               August 29, 2004
                                                                ----------------------------------------------
                                                                                  Operating
                                                                                 Income as a
                                                                  Gross          Percent of         Return on
                                                                  Margin            Sales             Equity
                                                                ----------       -----------        ---------
As Reported GAAP Equivalent                                         45%               10%                 9%
Impact of excluding Polycold                                                                             (3%)
Effect of acquisition, integration, non-cash related charges
  and gain on sale of securities                                                       3%                 2%
Effect of averaging
                                                                ----------       -----------        ---------
Pro-forma metrics                                                   45%               13%                 8%